EXHIBIT 10.1


                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                  as Purchaser,

                           GMAC MORTGAGE CORPORATION,

                             as Seller and Servicer,

                   WALNUT GROVE HOME EQUITY LOAN TRUST 2000-A,

                                   as Seller,

                     WALNUT GROVE MORTAGE LOAN TRUST 2001-A,

                                   as Seller,

                     GMACM HOME EQUITY LOAN TRUST 2001-HE2,

                                   as Issuer,

                                       and

                         BANK ONE, NATIONAL ASSOCIATION,

                              as Indenture Trustee




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                        MORTGAGE LOAN PURCHASE AGREEMENT
                  --------------------------------------------



                            Dated as of June 28, 2001



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        This Mortgage Loan Purchase  Agreement  (the  "Agreement"),  dated as of
June 28, 2001, is made among GMAC Mortgage Corporation, as seller ("GMACM") and as servicer (in such capacity, the "Servicer"), Walnut Grove Home Equity Loan Trust 2000-A, as seller ("WG Trust 2000"), Walnut Grove Mortgage Loan Trust 2001-A, as seller ("WG Trust 2001" and, together with GMACM and WG Trust 2000, each a "Seller" and collectively, the "Sellers"), Residential Asset Mortgage Products, Inc., as purchaser (the "Purchaser"), GMACM Home Equity Loan Trust 2001-HE2, as issuer (the "Issuer"), and Bank One, National Association, as indenture trustee (the "Indenture Trustee").


                                   WITNESSETH:

        WHEREAS, GMACM, in the ordinary course of its business acquires and originates mortgage loans and acquired or originated all of the mortgage loans listed on the Mortgage Loan Schedule attached as Exhibit 1 hereto (the "Initial Mortgage Loans");

        WHEREAS, GMACM sold a portion of the Initial Mortgage Loans (the "WG Trust 2000 Initial Mortgage Loans") and intends to sell a portion of the Subsequent Mortgage Loans to be sold by WG Trust 2000 hereunder, to Walnut Grove Funding, Inc. ("Walnut Grove"), pursuant to a Mortgage Loan Purchase Agreement (the "Walnut Grove 2000 Purchase Agreement"), dated as of June 1, 2000, as amended, among Walnut Grove, as purchaser, GMACM, as seller, WG Trust 2000, as Issuer and Bank One, National Association, as trustee (each date of sale, a "Prior Transfer Date");

        WHEREAS, Walnut Grove sold the WG Trust 2001 Initial Mortgage Loans to WG Trust 2001 pursuant to a Trust Agreement, dated as of May 1, 2001, between Walnut Grove, as depositor and Wilmington Trust Company, as owner trustee;

        WHEREAS, GMACM sold a portion of the Initial Mortgage Loans (the "WG Trust 2001 Initial Mortgage Loans") and intends to sell a portion of the Subsequent Mortgage Loans to be sold by WG Trust 2001 hereunder, to Walnut Grove, pursuant to a Mortgage Loan Purchase Agreement (the "Walnut Grove 2001 Purchase Agreement"), dated as of May 1, 2001, among Walnut Grove, as purchaser, GMACM, as seller, WG Trust 2001, as Issuer and Bank One, National Association, as trustee (each date of sale, also a "Prior Transfer Date");

        WHEREAS, Walnut Grove sold the WG Trust 2000 Initial Mortgage Loans to WG Trust 2000 pursuant to a Trust Agreement, dated as of June 1, 2000, between Walnut Grove, as depositor and Wilmington Trust Company, as owner trustee;

        WHEREAS, GMACM owns the Cut-Off Date Principal Balances and the Related Documents for the portion of Initial Mortgage Loans identified on the Mortgage Loan Schedule -A attached as Exhibit 1-A hereto (the "GMACM Initial Mortgage Loans"), including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the GMACM Initial Mortgage Loans;

        WHEREAS, WG Trust 2000 owns the Cut-Off Date Principal Balances and the Related Documents for the WG Trust 2000 Initial Mortgage Loans identified on the Mortgage Loan Schedule -B attached as Exhibit 1-B hereto, including rights to
(a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the WG Trust 2000 Initial Mortgage Loans;

        WHEREAS, WG Trust 2001 owns the Cut-Off Date Principal Balances and the Related Documents for the WG Trust 2001 Initial Mortgage Loans identified on the Mortgage Loan Schedule -C attached as Exhibit 1-C hereto, including rights to
(a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the WG Trust 2001 Initial Mortgage Loans;

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        WHEREAS, the parties hereto desire that: (i) GMACM sell the Cut-Off Date
Principal Balances of the GMACM Initial Mortgage Loans to the Purchaser on the Closing Date pursuant to the terms of this Agreement together with the Related Documents, and thereafter all Additional Balances relating to the Initial Mortgage Loans created on or after the Cut-Off Date and prior to the Rapid Amortization Period, (ii) WG Trust 2000 sell the Cut-Off Date Principal Balances of the WG Trust 2000 Initial Mortgage Loans to the Purchaser on the Closing Date pursuant to the terms of this Agreement, together with the Related Documents, including all of its rights to the Additional Balances relating to the WG Trust 2000 Initial Mortgage Loans created on or after the Cut-Off Date, (iii) WG Trust 2001 sell the Cut-Off Date Principal Balances of the WG Trust 2001 Initial Mortgage Loans to the Purchaser on the Closing Date pursuant to the terms of this Agreement, together with the Related Documents, including all of its rights to the Additional Balances relating to the WG Trust 2001 Initial Mortgage Loans created on or after the Cut-Off Date, (iv) the Sellers may sell Subsequent Mortgage Loans to the Issuer on one or more Subsequent Transfer Dates pursuant to the terms of the related Subsequent Transfer Agreement, and (v) the related Seller and GMACM make certain representations and warranties on the Closing Date and on each Subsequent Transfer Date;

        WHEREAS, pursuant to the Trust Agreement, the Purchaser will sell the Initial Mortgage Loans and transfer all of its rights under this Agreement to the Issuer on the Closing Date;

     WHEREAS, pursuant to the terms of the Servicing Agreement, the Servicer will service the Mortgage Loans;

     WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue the Certificates;

     WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue the Notes, secured by the Trust Estate;

        NOW,  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
contained, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the indenture dated as of

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June 28, 2001 (the  "Indenture"),  between the Issuer and the Indenture Trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.2 Other Definitional Provisions. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

        As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

        The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; the term "including" shall mean
"including without limitation"; "or" shall include "and/or"; and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

        The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

        Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                  SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

Section 2.1    Sale of Initial Mortgage Loans.

(a) GMACM, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, wherever located: (i) the GMACM Initial Mortgage Loans (including the Cut-Off Date Principal Balances now existing and all Additional Balances thereafter arising thereunder to and including the date immediately preceding the commencement of the Rapid Amortization Period relating thereto; provided, however, that any Principal Balance represented by a Draw made during the Rapid Amortization

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Period and  interest  thereon and money due or to become due in respect  thereof will not be or deemed to be transferred to the Purchaser, and GMACM in such event shall retain ownership of each Principal Balance represented by each such Draw and interest thereon and money due or to become due in respect thereof), all interest accruing thereon, all monies due or to become due thereon, and all collections in respect thereof received on or after the Cut-Off Date (other than interest thereon in respect of any period prior to the Cut-Off Date); (ii) the interest of GMACM in any insurance policies in respect of the GMACM Initial Mortgage Loans; and (iii) all proceeds of the foregoing; provided, however, that the Purchaser does not assume the obligation under each Loan Agreement relating to a HELOC to fund Draws to the Mortgagor thereunder, and the Purchaser shall not be obligated or permitted to fund any such Draws, it being agreed that GMACM will retain the obligation to fund future Draws. Such conveyance shall be deemed to be made: (1) with respect to the Cut-Off Date Principal Balances, as of the Closing Date; and (2) with respect to the amount of each Additional Balance created on or after the Cut-Off Date and prior to the commencement of the Rapid Amortization Period, as of the later of the Closing Date and the date that the corresponding Draw was made pursuant to the related Loan Agreement, subject to the receipt by GMACM of consideration therefor as provided herein under clause
(a) of Section 2.3.

(b) WG Trust 2000, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, wherever located: (i) the WG Trust 2000 Initial Mortgage Loans (including the Cut-Off Date Principal Balances now existing and its rights to acquire all Additional Balances and Excluded Amounts thereafter arising thereunder, all interest accruing thereon, all monies due or to become due thereon, and all collections in respect thereof received on or after the Cut-Off Date (other than interest thereon in respect of any period prior to the Cut-Off Date)); (ii) the interest of WG Trust 2000 in any insurance policies in respect of the WG Trust 2000 Initial Mortgage Loans; and (iii) all proceeds of the foregoing; provided, however, that the Purchaser does not assume the obligation under each Loan Agreement relating to a HELOC to fund Draws to the Mortgagor thereunder, and the Purchaser shall not be obligated or permitted to fund any such Draws, it being agreed that GMACM has retained the obligation to fund future Draws pursuant to the Walnut Grove 2000 Purchase Agreement. Such conveyance shall be deemed to be made as of the Closing Date. WG Trust 2000 shall, within five (5) Business Days after the Closing Date, deliver to the Enhancer an opinion of counsel, in form and substance reasonably acceptable to the Enhancer, to the effect that (1) with respect to the transfer of the WG Trust 2000 Initial Mortgage Loans from GMACM to Walnut Grove, a bankruptcy court having jurisdiction over GMACM would not be entitled to compel the turnover of the WG Trust 2000 Initial Mortgage Loans or the proceeds thereof to GMACM under Section 542 of the Bankruptcy Code and would

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not be  entitled  to  treat  the WG Trust  2000  Initial  Mortgage  Loans or the proceeds thereof as assets included in the estate of GMACM pursuant to Section 541 of the Bankruptcy Code or as subject to the automatic stay provision of
Section 362(a) of the Bankruptcy Code, and (2) with respect to the transfer of the WG Trust 2000 Initial Mortgage Loans from Walnut Grove to WG Trust 2000, a bankruptcy court having jurisdiction over Walnut Grove would not be entitled to compel the turnover of the WG Trust 2000 Initial Mortgage Loans or the proceeds thereof to Walnut Grove under Section 542 of the Bankruptcy Code and would not be entitled to treat the WG Trust 2000 Initial Mortgage Loans or the proceeds thereof as assets included in the estate of Walnut Grove pursuant to Section 541 of the Bankruptcy Code or as subject to the automatic stay provision of Section 362(a) of the Bankruptcy Code.

(c) WG Trust 2001, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, wherever located: (i) the WG Trust 2001 Initial Mortgage Loans (including the Cut-Off Date Principal Balances now existing and its rights to acquire all Additional Balances and Excluded Amounts thereafter arising thereunder, all interest accruing thereon, all monies due or to become due thereon, and all collections in respect thereof received on or after the Cut-Off Date (other than interest thereon in respect of any period prior to the Cut-Off Date)); (ii) the interest of WG Trust 2001 in any insurance policies in respect of the WG Trust 2001 Initial Mortgage Loans; and (iii) all proceeds of the foregoing; provided, however, that the Purchaser does not assume the obligation under each Loan Agreement relating to a HELOC to fund Draws to the Mortgagor thereunder, and the Purchaser shall not be obligated or permitted to fund any such Draws, it being agreed that GMACM has retained the obligation to fund future Draws pursuant to the Walnut Grove 2001 Purchase Agreement. Such conveyance shall be deemed to be made as of the Closing Date. WG Trust 2001 shall, within five (5) Business Days after the Closing Date, deliver to the Enhancer an opinion of counsel, in form and substance reasonably acceptable to the Enhancer, to the effect that (1) with respect to the transfer of the WG Trust 2001 Initial Mortgage Loans from GMACM to Walnut Grove, a bankruptcy court having jurisdiction over GMACM would not be entitled to compel the turnover of the WG Trust 2001 Initial Mortgage Loans or the proceeds thereof to GMACM under Section 542 of the Bankruptcy Code and would not be entitled to treat the WG Trust 2001 Initial Mortgage Loans or the proceeds thereof as assets included in the estate of GMACM pursuant to Section 541 of the Bankruptcy Code or as subject to the automatic stay provision of
Section 362(a) of the Bankruptcy Code, and (2) with respect to the transfer of the WG Trust 2001 Initial Mortgage Loans from Walnut Grove to WG Trust 2001, a bankruptcy court having jurisdiction over Walnut Grove would not be entitled to compel the turnover of the WG Trust 2001 Initial Mortgage Loans or the proceeds thereof to Walnut Grove under Section 542 of the Bankruptcy Code and would not be entitled to treat the WG Trust 2001 Initial Mortgage Loans or the proceeds thereof as assets included in the estate of Walnut Grove pursuant to Section 541 of the Bankruptcy Code or as subject to the automatic stay provision of Section 362(a) of the Bankruptcy Code.

        Each Additional Balance with respect to a WG Trust 2000 Initial Mortgage Loan or a WG Trust 2001 Initial Mortgage Loan, as applicable, created on or after the Cut-Off Date and prior to the commencement of the Rapid Amortization Period will be deemed to have been conveyed by GMACM to the Purchaser as of the later of the Closing Date and the date that the corresponding Draw was made pursuant to the related Loan Agreement, subject to the receipt by GMACM of consideration therefor as provided herein under clause (a) of Section 2.3. Any Principal Balance of a WG Initial Mortgage Loan represented by a Draw funded by GMACM and made during the Rapid Amortization Period, including interest thereon and money due or to become due in respect thereof, will not be deemed to be transferred to the Purchaser, and GMACM in such event shall retain ownership of each Principal Balance represented by each such Draw and interest thereon and money due or to become due in respect thereof.

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        In addition,  the Issuer shall deposit with the  Indenture  Trustee from proceeds of the issuance of the Securities on the Closing Date (i) the Original Pre-Funded Amount for deposit in the Pre-Funding Account and (ii) the Interest Coverage Amount for deposit in the Capitalized Interest Account.

(d) In connection with the conveyance by GMACM of the GMACM Initial Mortgage Loans and any Subsequent Mortgage Loans, GMACM further agrees, at its own expense, on or prior to the Closing Date with respect to the Principal Balances of the GMACM Initial Mortgage Loans and on or prior to the related Subsequent Cut-Off Date in the case of any Subsequent Mortgage Loans sold by it, to indicate in its books and records that the GMACM Initial Mortgage Loans have been sold to the Purchaser pursuant to this Agreement, and, in the case of such Subsequent Mortgage Loans, to the Issuer pursuant to the related Subsequent Transfer Agreement, and to deliver to the Purchaser true and complete lists of all of the Mortgage Loans sold by GMACM specifying for each Mortgage Loan (i) its account number, (ii) its Cut-Off Date Principal Balance or Subsequent Cut-Off Date Principal Balance and (iii) the Sub-Group or Sub-Groups to which such Mortgage Loans relate. Mortgage Loan Schedule -A, which forms part of the Mortgage Loan Schedule, shall be marked as Exhibit 1-A to this Agreement and is hereby incorporated into and made a part of this Agreement.

(e) In connection with the conveyance by WG Trust 2000 of the WG Trust 2000 Initial Mortgage Loans and any Subsequent Mortgage Loans, WG Trust 2000 further agrees, at its own expense, on or prior to the Closing Date with respect to the Principal Balances of the WG Trust 2000 Initial Mortgage Loans and on or prior to the related Subsequent Cut-Off Date in the case of any Subsequent Mortgage Loans sold by it, to indicate in its books and records that the WG Trust 2000 Initial Mortgage Loans have been sold to the Purchaser pursuant to this Agreement, and, in the case of such Subsequent Mortgage Loans, to the Issuer pursuant to the related Subsequent Transfer Agreement. GMACM, as Servicer of the Mortgage Loans sold by WG Trust 2000, agrees to deliver to the Purchaser true and complete lists of all of the Mortgage Loans sold by WG Trust 2000 specifying for each Mortgage Loan (i) its account number, (ii) its Cut-Off Date Principal Balance and (iii) the Sub-Group or Sub-Groups to which such Mortgage Loans relate. Mortgage Loan Schedule -B, which forms part of the Mortgage Loan Schedule, shall be marked as Exhibit 1-B to this Agreement and is hereby incorporated into and made a part of this Agreement.

(f) In connection with the conveyance by WG Trust 2001 of the WG Trust 2001 Initial Mortgage Loans and any Subsequent Mortgage Loans, WG Trust 2001 further agrees, at its own expense, on or prior to the Closing Date with respect to the Principal Balances of the WG Trust 2001 Initial Mortgage Loans and on or prior to the related Subsequent Cut-Off Date in the case of any Subsequent Mortgage Loans sold by it, to indicate in its books and records that the WG Trust 2001 Initial Mortgage Loans have been sold to the Purchaser pursuant to this Agreement, and, in the case of such Subsequent Mortgage Loans, to the Issuer pursuant to the related Subsequent Transfer Agreement. GMACM, as Servicer of the Mortgage Loans sold by WG Trust 2001, agrees to deliver to the Purchaser true and complete lists of all of the Mortgage Loans sold by WG Trust 2001 specifying for each Mortgage Loan (i) its account number, (ii) its Cut-Off Date Principal Balance and (iii) the Sub-Group or Sub-Groups to which such Mortgage Loans relate. Mortgage Loan Schedule -C, which forms part of the Mortgage Loan

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Schedule,  shall be  marked  as  Exhibit  1-C to this  Agreement  and is  hereby incorporated into and made a part of this Agreement.

(g) In connection with the conveyance by (i) GMACM of the GMACM Initial Mortgage Loans and any Subsequent Mortgage Loans sold by it, (ii) WG Trust 2000 of the WG Trust 2000 Initial Mortgage Loans and any Subsequent Mortgage Loans sold by it, and (ii) WG Trust 2001 of the WG Trust 2001 Initial Mortgage Loans and any Subsequent Mortgage Loans sold by it, GMACM shall on behalf of the Purchaser deliver to, and deposit with the Custodian, at least five (5) Business Days before the Closing Date in the case of an Initial Mortgage Loan, and, on behalf of the Issuer, three (3) Business Days prior to the related Subsequent Transfer Date in the case of a Subsequent Mortgage Loan, with respect to (i) below, or within 90 days of the Closing Date or the Subsequent Transfer Date, as the case may be, with respect to (ii) through (v) below, the following documents or instruments with respect to each related Mortgage Loan of the related Seller:

(i) the original Loan Agreement endorsed or assigned without recourse in blank (which endorsement shall contain either an original signature or a facsimile signature of an authorized officer of GMACM) or, with respect to any Mortgage Loan as to which the original Loan Agreement has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit;

(ii) the original Mortgage, noting the presence of the MIN of the Mortgage Loan, if the Mortgage is registered on the MERS(R) System, and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage certified by GMACM that such Mortgage has been sent for recording, or a county certified copy of such Mortgage in the event the recording office keeps the original or if the original is lost;

(iii) unless the Mortgage Loan is registered on the MERS(R) System, original assignments (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage in recordable form from GMACM to "Bank One, National Association, as Indenture Trustee under that certain Indenture dated as of June 28, 2001, for GMACM Home Equity Loan Trust 2001-HE2, Mortgage Loan-Backed Term Notes" c/o the Servicer at an address specified by the Servicer;

(iv) originals of any intervening assignments of the Mortgage from the originator to GMACM (or to MERS, if the Mortgage Loan is registered on the MERS(R) System, and which notes the presence of a MIN), with evidence of recording thereon, or, if the original of any such intervening assignment has not yet been returned from the public recording office, a copy of such original intervening assignment certified by GMACM that such original intervening assignment has been sent for recording; and

(v) a true and correct copy of each assumption, modification, consolidation or substitution agreement, if any, relating to such Mortgage Loan.

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

        Within the time period for the review of each Mortgage File set forth in
Section 2.2 of the Custodial Agreement, if a material defect in any Mortgage File is discovered which may materially and adversely affect the value of the related Mortgage Loan, or the interests of the Indenture Trustee (as pledgee of the Mortgage Loans), the Noteholders, the Certificateholders or the Enhancer in such Mortgage Loan, including GMACM's failure to deliver any document required to be delivered to the Custodian on behalf of the Indenture Trustee (provided, that a Mortgage File will not be deemed to contain a defect for an unrecorded assignment under clause (iv) above if GMACM has submitted such assignment for recording pursuant to the terms of the following paragraph), GMACM shall cure such defect, repurchase the related Mortgage Loan at the Repurchase Price or substitute an Eligible Substitute Loan therefor upon the same terms and conditions set forth in Section 3.1 hereof for breaches of representations and warranties as to the Mortgage Loans; provided that if such Mortgage Loan is in Loan Group II, a Seller shall have the option to substitute an Eligible
Substitute Mortgage Loan or Loans for such Mortgage Loan only if such substitution occurs within two years following the Closing Date.

        In instances where an original Mortgage or any original intervening assignment of Mortgage was not, in accordance with clauses (ii) or (iv) above, delivered by GMACM to the Custodian contemporaneously with the execution and delivery of this Agreement, GMACM will deliver or cause to be delivered the originals or certified copies of such documents to the Custodian promptly upon receipt thereof.

        Upon sale of the Initial Mortgage Loans, the ownership of each Loan Agreement, each related Mortgage and the contents of the related Mortgage File shall be vested in the Purchaser and the ownership of all records and documents with respect to the Initial Mortgage Loans that are prepared by or that come into the possession of any of the Sellers, as a seller of the Initial Mortgage Loans hereunder or by GMACM in its capacity as Servicer under the Servicing Agreement shall immediately vest in the Purchaser, and shall be promptly delivered to the Servicer in the case of documents in possession of WG Trust 2000 or WG Trust 2001 and retained and maintained in trust by GMACM as the Servicer at the will of the Purchaser, in such custodial capacity only. In the event that any original document held by GMACM hereunder in its capacity as Servicer is required pursuant to the terms of this Section to be part of a Mortgage File, such document shall be delivered promptly to the Custodian. Each Seller's records will accurately reflect the sale of each Initial Mortgage Loan sold by it to the Purchaser.

        The Purchaser hereby acknowledges its acceptance of all right, title and interest to the property conveyed to it pursuant to this Section 2.1.

(h) The parties hereto intend that the transactions set forth herein constitute a sale by the Sellers to the Purchaser of each of the Sellers' right, title and interest in and to their respective Initial Mortgage Loans and other property as and to the extent described above. In the event the transactions set forth herein are deemed not to be a sale, each Seller hereby grants to the Purchaser a security interest in all of such Seller's right, title and interest in, to and under all accounts, chattel papers, general intangibles, contract rights, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, advices of credit, investment property, goods and other property consisting of, arising under or related to the Initial Mortgage Loans and such other property, to secure all of such Seller's obligations hereunder, and this Agreement shall and hereby does constitute a security agreement under applicable law. Each Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of any continuation statements with respect to the UCC-1 financing statements filed with respect to the Initial Mortgage Loans by the Purchaser on the Closing Date, and any amendments thereto required to reflect a change in the name or corporate structure of such Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office or jurisdiction of incorporation of such Seller, as are necessary to perfect and protect the Purchaser's and its assignees' interests in each Initial Mortgage Loan and the proceeds thereof. The Servicer shall file any such continuation statements on a timely basis.

(i) In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, GMACM further agrees that it will cause, at GMACM's own expense, at any time that an Assignment of Mortgage is required to be recorded pursuant to Section 3.16 of the Servicing Agreement, the MERS(R) System to indicate that such Mortgage Loan has been assigned by GMACM to the Indenture Trustee in accordance with this Agreement or the Trust Agreement for the benefit of the Noteholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code "[IDENTIFY INDENTURE TRUSTEE SPECIFIC CODE]" in the field "[IDENTIFY THE FIELD NAME FOR INDENTURE TRUSTEE]" which identifies the Indenture Trustee and
(b) the code "[IDENTIFY SERIES SPECIFIC CODE NUMBER]" in the field "Pool Field" which identifies the series of the Notes issued in connection with such Mortgage Loans. GMACM agrees that it will not alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

Section 2.2    Sale of Subsequent Mortgage Loans.

(a) Subject to the conditions set forth in paragraphs (b) and (c) below (the satisfaction of which (other than the conditions specified in paragraphs (b)(i),
(b)(ii) and (b)(iii)) shall be evidenced by an Officer's Certificate of GMACM dated the date of the related Subsequent Transfer Date), in consideration of the Issuer's payment of the purchase price provided for in Section 2.3 on one or more Subsequent Transfer Dates using amounts on deposit in the Pre-Funding Account, the Custodial Account (to the extent permitted by the Servicing Agreement) or the Funding Account, each Seller may, on the related Subsequent Transfer Date, sell, transfer, assign, set over and convey without recourse to the Issuer but subject to the other terms and provisions of this Agreement all of the right, title and interest of such Seller in and to (i) Subsequent Mortgage Loans identified on the related Mortgage Loan Schedule attached to the related Subsequent Transfer Agreement delivered by such Seller on such Subsequent Transfer Date (including the Subsequent Cut-Off Date Principal Balance then existing and all Additional Balances and Excluded Amounts thereafter arising thereunder to and including the date immediately preceding the commencement of the Rapid Amortization Period); provided that Excluded Amounts shall not be conveyed to the Issuer and shall be retained by GMACM, (ii) all money due or to become due on such Subsequent Mortgage Loan and after the related Subsequent Cut-Off Date and (iii) all items with respect to such Subsequent Mortgage Loans to be delivered pursuant to Section 2.1 above and the other items in the related Mortgage Files; provided, however, that the Seller of a Subsequent Mortgage Loan reserves and retains all right, title and interest in and to principal received and interest accruing on such Subsequent Mortgage Loan prior to the related Subsequent Cut-Off Date. Any transfer to the Issuer by a Seller of Subsequent Mortgage Loans shall be absolute, and is intended by the Issuer and such Seller to constitute and to be treated as a sale of such Subsequent Mortgage Loans by such Seller to the Issuer. In the event that any such transaction is deemed not to be a sale, GMACM, WG Trust 2000 or WG Trust 2001, as the case may be, hereby grants to the Issuer as of each Subsequent Transfer Date a security interest in all of its, as applicable, right, title and interest in, to and under all accounts, chattel papers, general intangibles, contract rights, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, advices of credit, investment property, goods and other property consisting of, arising under or related to the related Subsequent Mortgage Loans and such other property, to secure all of its obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. Each Seller agrees to take or cause to be taken such actions and to execute such documents, including the filing of all necessary UCC-1 financing statements filed in the State of Delaware and the Commonwealth of Pennsylvania (which shall be submitted for filing as of the related Subsequent Transfer Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of such Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of such Seller, as are necessary to perfect and protect the interests of the Issuer and its assignees in each Subsequent Mortgage Loan and the proceeds thereof. The Servicer shall file any such continuation statements on a timely basis.

        GMACM hereby designates $55,624,399.77 of the Original Pre-Funded Amount for Sub-Group I(A), $63,346,314.32 of the Original Pre-Funded Amount for Sub-Group I(B), $42,210,497.08 of the Original Pre-Funded Amount for Sub-Group II(A) and $102,842,181.18 of the Original Pre-Funded Amount for Sub-Group II(B).

        The Issuer on each Subsequent Transfer Date shall acknowledge its acceptance of all right, title and interest to the related Subsequent Mortgage Loans and other property, existing on the Subsequent Transfer Date and thereafter created, conveyed to it pursuant to this Section 2.2.

        The Issuer shall be entitled to all scheduled principal payments due on and after each Subsequent Cut-Off Date, all other payments of principal due and collected after each Subsequent Cut-Off Date, and all payments of interest on any related Subsequent Mortgage Loans, minus that portion of any such interest payment that is allocable to the period prior to the related Subsequent Cut-Off Date and any payment relating to any Excluded Amounts as provided in Section
2.5. No scheduled payments of principal due on Subsequent Mortgage Loans before the related Subsequent Cut-Off Date and collected after such Subsequent Cut-Off Date shall belong to the Issuer pursuant to the terms of this Agreement.

(b) Each of the Sellers may transfer to the Issuer Subsequent Mortgage Loans and the other property and rights related thereto described in Section 2.2(a) above during the Pre-Funding Period, and the Issuer shall cause to be released funds from the Pre-Funding Account or during the Revolving Period, upon the release of funds on deposit in the Custodial Account or the Funding Account, respectively, in accordance with the Servicing Agreement, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

(i) such Seller or GMACM, as Servicer, shall have provided the Indenture Trustee, the Rating Agencies and the Enhancer with a timely Addition Notice substantially in the form of Exhibit 3, which notice shall be given no later than seven Business Days prior to the related Subsequent Transfer Date, and shall designate the Subsequent Mortgage Loans to be sold to the Issuer, the aggregate Principal Balance of such Subsequent Mortgage Loans as of the related Subsequent Cut-Off Date, the Sub-Group or Sub-Groups to which such Subsequent Mortgage Loans have been assigned, which shall be the Sub-Group or Sub-Groups to which the money on deposit in the Pre-Funding Account relates or from which the Collections used to pay the Purchase Price of such Mortgage Loans were derived and any other information reasonably requested by the Indenture Trustee or the Enhancer with respect to such Subsequent Mortgage Loans;

(ii) such Seller shall have delivered to the Indenture Trustee and the Enhancer a duly executed Subsequent Transfer Agreement substantially in the form of
Exhibit 2, (A) confirming the satisfaction of each condition precedent and representations specified in this Section 2.2(b) and in Section 2.2(c) and in the related Subsequent Transfer Agreement and (B) including a Mortgage Loan Schedule listing the Subsequent Mortgage Loans;

(iii) as of each Subsequent Transfer Date, as evidenced by delivery to the Indenture Trustee of the Subsequent Transfer Agreement in the form of Exhibit 2, the respective Seller shall not be insolvent, made insolvent by such transfer or aware of any pending insolvency;

(iv) such sale and transfer shall not result in a material adverse tax consequence to the Issuer or, due to any action or inaction on the part of the respective Seller to the Securityholders or the Enhancer;

(v)     the Revolving Period shall not have terminated; and

(vi) the Enhancer shall have approved the sale of the Subsequent Mortgage Loans (which approval shall not be unreasonably withheld) within five (5) Business Days of receipt of an electronic file containing the information regarding the Subsequent Mortgage Loans that was delivered to the Enhancer prior to the Closing Date with respect to the Initial Mortgage Loans; provided, that if the Enhancer shall not have notified the respective Seller or GMACM within such five
(5) Business Days that the Enhancer does not so approve, such sale of Subsequent Mortgage Loans shall be deemed approved by the Enhancer.

        In addition, GMACM shall have delivered to the Issuer, the Indenture Trustee and the Enhancer an Opinion of Counsel with respect to certain bankruptcy matters relating to the transfers of Subsequent Mortgage Loans, which Opinion of Counsel shall be substantially in the form of the Opinion of Counsel delivered to the Enhancer and the Rating Agencies and the Indenture Trustee on the Closing Date regarding certain bankruptcy matters, within 30 days after the end of the Pre-Funding Period relating to all Subsequent Mortgage Loans transferred to the Trust during the Pre-Funding Period, and within 30 days after the end of the Revolving Period, relating to all Subsequent Mortgage Loans transferred to the Trust during the Revolving Period, other than Subsequent Mortgage Loans purchased from funds on deposit in the Pre-Funding Account.

        The obligation of the Issuer to purchase a Subsequent Mortgage Loan on any Subsequent Transfer Date is subject to the following conditions: (i) each such Subsequent Mortgage Loan must satisfy the representations and warranties specified in the related Subsequent Transfer Agreement and this Agreement; (ii) neither of the Sellers has selected such Subsequent Mortgage Loans in a manner that it reasonably believes is adverse to the interests of the Noteholders or the Enhancer; (iii) GMACM will deliver to the Enhancer and the Indenture Trustee certain Opinions of Counsel described in Section 2.2(b) and acceptable to the Enhancer and the Indenture Trustee with respect to the conveyance of such Subsequent Mortgage Loans; and (iv) as of the related Subsequent Cut-Off Date each Subsequent Mortgage Loan will satisfy the following criteria: (A) such Subsequent Mortgage Loan may not be 30 or more days contractually delinquent as of the related Subsequent Cut-Off Date; (B) the original stated term to maturity of such Subsequent Mortgage Loan will not exceed 360 months; (C) such Subsequent Mortgage Loan must have an outstanding Principal Balance of at least $1,000 and not more than $750,000 as of the related Subsequent Cut-Off Date; (D) such Subsequent Mortgage Loan will be underwritten substantially in accordance with the criteria set forth under "Description of the Mortgage Loans -- Underwriting Standards" in the Prospectus Supplement; (E) such Subsequent Mortgage Loan must have a CLTV at origination of no more than 100.00%; (F) the remaining term to stated maturity of such Subsequent Mortgage Loan must be no later than 360 months; (G) such Subsequent Mortgage Loan shall not provide for negative amortization; and (H) following the purchase of such Subsequent Mortgage Loans by the Issuer, the Mortgage Loans included in the Trust Estate must have a weighted average interest rate, a weighted average remaining term to maturity and a weighted average CLTV at origination, as of each Subsequent Cut-Off Date, that does not vary materially from the Initial Mortgage Loans included initially in the Trust Estate, and the percentage of Mortgage Loans (by aggregate principal balance) that are secured by second liens on the related Mortgaged Properties shall be no greater than the percentage of Initial Mortgage Loans. Subsequent Mortgage Loans with characteristics materially varying from those set forth above may be purchased by the Issuer and included in the Trust Estate if they are acceptable to the Enhancer, in its reasonable discretion; provided, however, that the addition of such Subsequent Mortgage Loans will not materially affect the aggregate characteristics of the Mortgage Loans in the Trust Estate. Neither of the Sellers shall transfer Subsequent Mortgage Loans with the intent to mitigate losses on Mortgage Loans previously transferred. Upon the end of the Revolving Period, the Enhancer may increase the Overcollateralization Amount pursuant to Section 2.2(d) herein.

(c) Within five Business Days after each Subsequent Transfer Date, GMACM shall deliver to the Rating Agencies, the Indenture Trustee and the Enhancer a copy of the a Mortgage Loan Schedule reflecting the Subsequent Mortgage Loans in electronic format.

(d) In the event that a mortgage loan is not acceptable to the Enhancer as a Subsequent Mortgage Loan pursuant to Section 2.2(b)(v) hereof, the Enhancer and GMACM may mutually agree to the transfer of such mortgage loan to the Issuer as a Subsequent Mortgage Loan, subject to any increase in the Overcollateralization Amount that may be agreed to by GMACM and the Enhancer pursuant to the Indenture, in which event GMACM shall deliver to the Issuer and the Indenture Trustee, with a copy to the Enhancer, an Officer's Certificate confirming the agreement to the transfer of such Subsequent Mortgage Loan and specifying the amount of such increase in the Overcollateralization Amount, which additional Overcollateralization Amount may not be contributed by GMACM.

Section 2.3    Payment of Purchase Price.

(a) The sale of the Initial Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Initial Mortgage Loans into the Trust Estate, the deposit of the Original Pre-Funded Amount and the Interest Coverage Amount into the Pre-Funding Account and the Capitalized Interest Account, respectively, and the issuance of the Securities. The purchase price (the "Purchase Price") for the GMACM Initial Mortgage Loans to be paid by the Purchaser to GMACM on the Closing Date shall be an amount equal to $731,162,138.19 in immediately available funds, together with the Certificates and the Variable Funding Notes, in respect of the Cut-Off Date Principal Balances thereof. The Purchase Price for the WG Trust 2000 Initial Mortgage Loans to be paid by the Purchaser to WG Trust 2000 on the Closing Date shall be an amount equal to $87,395,170.59 in immediately available funds, in respect of the Cut-Off Date Principal Balances thereof. The Purchase Price for the WG Trust 2001 Initial Mortgage Loans to be paid by the Purchaser to WG Trust 2001 on the Closing Date shall be an amount equal to $245,369,449.13 in immediately available funds, in respect of the Cut-Off Date Principal Balances thereof. The Purchase Price paid for any Subsequent Mortgage Loan by the Indenture Trustee from funds on deposit in the Pre-Funding Account, at the direction of the Issuer, shall be one-hundred percent (100%) of the Subsequent Cut-Off Date Principal Balance thereof (as identified on the Mortgage Loan Schedule attached to the related Subsequent Transfer Agreement provided by GMACM). In the case of each Additional Balance transferred hereunder created on or after the Cut-Off Date (or the Subsequent Cut-Off Date in the case of a Subsequent Mortgage Loan) and prior to the commencement of the Rapid Amortization Period, the Purchase Price thereof shall be the principal amount of the related Draw under the related Loan Agreement on the later of the Closing Date (or the related Subsequent Transfer Date in the case of a Subsequent Mortgage Loan) and the date of the creation of such Additional Balance.

(b) In consideration of the sale of the GMACM Initial Mortgage Loans by GMACM to the Purchaser on the Closing Date, the Purchaser shall pay to GMACM on the Closing Date by wire transfer of immediately available funds to a bank account designated by GMACM, the amount specified above in paragraph (a) for the GMACM Initial Mortgage Loans; provided, that such payment may be on a net funding basis if agreed by GMACM and the Purchaser. In consideration of the sale of any Subsequent Mortgage Loan by GMACM to the Issuer, the Issuer shall pay to GMACM by wire transfer of immediately available funds to a bank account designated by GMACM, the amount specified above in paragraph (a) for each Subsequent Mortgage Loan.

(c) In consideration of the sale of the WG Trust 2000 Initial Mortgage Loans by WG Trust 2000 to the Purchaser on the Closing Date, the Purchaser shall pay to WG Trust 2000 on the Closing Date by wire transfer of immediately available funds to a bank account designated by WG Trust 2000, the amount specified above in paragraph (a) for the WG Trust 2000 Initial Mortgage Loans; provided, that such payment may be on a net funding basis if agreed by WG Trust 2000 and the Purchaser. In consideration of the sale of any Subsequent Mortgage Loan by WG Trust 2000 to the Issuer, the Issuer shall pay to WG Trust 2000 by wire transfer of immediately available funds to a bank account designated by WG Trust 2000, the amount specified above in paragraph (a) for each Subsequent Mortgage Loan.

(d) In consideration of the sale of the WG Trust 2001 Initial Mortgage Loans by WG Trust 2001 to the Purchaser on the Closing Date, the Purchaser shall pay to WG Trust 2001 on the Closing Date by wire transfer of immediately available funds to a bank account designated by WG Trust 2001, the amount specified above in paragraph (a) for the WG Trust 2001 Initial Mortgage Loans; provided, that such payment may be on a net funding basis if agreed by WG Trust 2001 and the Purchaser. In consideration of the sale of any Subsequent Mortgage Loan by WG Trust 2001 to the Issuer, the Issuer shall pay to WG Trust 2001 by wire transfer of immediately available funds to a bank account designated by WG Trust 2001, the amount specified above in paragraph (a) for each Subsequent Mortgage Loan.

(e) With respect to each Additional Balance transferred hereunder with respect to any Initial Mortgage Loan or Subsequent Mortgage Loan, the Issuer as assignee of the Purchaser shall pay or cause to be paid to GMACM or its designee the Purchase Price specified above for such Additional Balance in one of the following ways, as applicable: (i) a cash payment pursuant to Section 3.03(b) of the Servicing Agreement and Section 2.3(a) hereof in an amount equal to the related Draw, if then available from Principal Collections during the related Collection Period on the Mortgage Loans, or from funds on deposit in the Funding Account or the Pre-Funding Account, and (ii) to the extent aggregate Draws exceed Principal Collections and the amount on deposit in the Funding Account and the Pre-Funding Account for such Collection Period, an increase in the Variable Funding Balance of the Variable Funding Notes of the related Class or an issuance of new Variable Funding Notes, as of the Payment Date corresponding to the Collection Period in which such Additional Balances were created, equal to the amount of such excess.

Section 2.4  Variable  Funding  Notes on or after the Closing  Date.  Subject to
Section 4.01(d) of the Indenture, if at any time, GMACM or an Affiliate of GMACM holds Variable Funding Notes that have reached their Maximum Variable Funding Balance, and to the extent that the same are exchanged for Capped Funding Notes in accordance with Section 4.01(d) of the Indenture, GMACM may cause such Capped Funding Notes to be resold in a private offering pursuant to a private placement memorandum. Any such private placement memorandum shall not include any information with respect to the Enhancer, except for information approved by the Enhancer for use therein.

Section 2.5 Draws During Rapid Amortization Period. During the Rapid Amortization Period, any Draws made on the HELOCs (each, an "Excluded Amount") shall not be Additional Balances, and the ownership of the related balances shall be retained by GMACM. On any Payment Date during the Rapid Amortization Period, with respect to the related Collection Period, all Collections in respect of each HELOC shall be allocated pro rata as between the Issuer and GMACM, based on the relative proportions of the Principal Balance and the Excluded Amount thereof, respectively, as of the end of the calendar month immediately prior to such Collection Period. During the Rapid Amortization Period, any losses incurred with respect to a HELOC shall be allocated pro rata between the Issuer and GMACM, based on the Principal Balance and the Excluded Amount thereof, respectively, as of the date of liquidation of such HELOC. Notwithstanding any other provision hereof or of the Servicing Agreement, payments and collections allocable to an Excluded Amount shall not be deposited into the Custodial Account, the Distribution Account or the Note Payment
Account, and shall be distributed by the Servicer to GMACM no less frequently than monthly in accordance with reasonable instructions provided by the Seller.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                             REMEDIES FOR BREACH

Section 3.1 GMACM Representations and Warranties. GMACM represents and warrants to the Purchaser, as of the Closing Date and as of each Subsequent Transfer Date (or if otherwise specified below, as of the date so specified):

(a)     As to GMACM:

(i) GMACM is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan;

(ii) GMACM has the power and authority to make, execute, deliver and perform its obligations under this Agreement and each Subsequent Transfer Agreement to which it is a party and all of the transactions contemplated under this Agreement and each such Subsequent Transfer Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and each such Subsequent Transfer Agreement;

(iii) GMACM is not required to obtain the consent of any other Person or any consents, licenses, approvals or authorizations from, or registrations or declarations with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any Subsequent Transfer Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be;

(iv) The execution and delivery of this Agreement and any Subsequent Transfer Agreement by GMACM and its performance and compliance with the terms of this Agreement and each such Subsequent Transfer Agreement will not violate GMACM's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which GMACM is a party or which may be applicable to GMACM or any of its assets;

(v) No litigation before any court, tribunal or governmental body is currently pending, or to the knowledge of GMACM threatened, against GMACM or with respect to this Agreement or any Subsequent Transfer Agreement that in the opinion of GMACM has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement or any Subsequent Transfer Agreement;

(vi)    Reserved;

(vii) This Agreement and each Subsequent Transfer Agreement to which it is a party, constitutes a legal, valid and binding obligation of GMACM, enforceable against GMACM in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

(viii) This Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of GMACM in and to the GMACM Initial Mortgage Loans, including the Cut-Off Date Principal Balances now existing and all Additional Balances thereafter arising to and including the day immediately preceding the Rapid Amortization Period, all monies due or to become due with respect thereto, and all proceeds of such Cut-Off Date Principal Balances with respect to the GMACM Initial Mortgage Loans; and this Agreement and the related Subsequent Transfer Agreement, when executed, will constitute a valid transfer and assignment to the Issuer of all right, title and interest of GMACM in and to the related Subsequent Mortgage Loans, including the Cut-Off Date Principal Balances existing on the related Subsequent Cut-Off Date and thereafter all Additional Balances arising to and including the day immediately preceding the Rapid Amortization Period, all monies due or to become due with respect thereto, and all proceeds of such Subsequent Cut-Off Date Principal Balances and such funds as are from time to time deposited in the Custodial Account (excluding any investment earnings thereon) as assets of the Trust and all other property specified in the definition of "Trust" as being part of the corpus of the Trust conveyed to the Purchaser by GMACM, and upon payment for the Additional Balances with respect to any of the Mortgage Loans, will constitute a valid transfer and assignment to the Purchaser (or the Issuer in the case of any Additional Balances relating to Subsequent Mortgage Loans) of all right, title and interest of GMACM in and to the Additional Balances, all monies due or to become due with respect thereto, and all proceeds of such Additional Balances and all other property specified in the definition of "Trust" relating to the Additional Balances; and

(ix) GMACM is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of GMACM or its properties or might have consequences that would materially adversely affect its performance hereunder;

(b) As to each Initial Mortgage Loan (except as otherwise specified below) as of the Closing Date, or with respect to each Subsequent Mortgage Loan as of the related Subsequent Transfer Date (except as otherwise specified below):

(i) The information set forth in the Mortgage Loan Schedule with respect to each Mortgage Loan or the Mortgage Loans is true and correct in all material respects as of the date or dates respecting which such information is initially furnished;

(ii) With respect to each of the WG Trust 2000 Initial Mortgage Loans or, as applicable, any Subsequent Mortgage Loans sold by WG Trust 2000 and each of the WG Trust 2001 Initial Mortgage Loans or, as applicable, any Subsequent Mortgage Loans sold by WG Trust 2001, as of each respective Prior Transfer Date: (A) the related Loan Agreement and the Mortgage had not been assigned or pledged, except for any assignment or pledge that had been satisfied and released, (B) immediately prior to the assignment of such Mortgage Loans to Walnut Grove, GMACM had good title thereto and (C) immediately prior to such assignment, GMACM was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, encumbrances, pledges, or security interests (other than, with respect to any Mortgage Loan in a second lien position, the lien of the related first mortgage) of any nature and had full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loan, to sell and assign the same pursuant to the Walnut Grove 2000 Purchase Agreement or the Walnut Grove 2001 Purchase Agreement, as applicable;

(iii) With respect to the GMACM Initial Mortgage Loans or, as applicable, any Subsequent Mortgage Loans sold by GMACM as of each respective Subsequent Transfer Date: (A) the related Loan Agreement and the Mortgage have not been assigned or pledged, except for any assignment or pledge that has been satisfied and released, (B) immediately prior to the assignment of the Mortgage Loans to the Purchaser(or to the Issuer in the case of the Subsequent Mortgage Loans sold by GMACM), GMACM had good title thereto and (C) GMACM is the sole owner and holder of the Mortgage Loan free and clear of any and all liens, encumbrances, pledges, or security interests (other than, with respect to any Mortgage Loan in a second lien position, the lien of the related first mortgage) of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans to sell and assign the same pursuant to this Agreement or the related Subsequent Transfer Agreement, as applicable;

(iv) To the best of GMACM's knowledge, there is no valid offset, defense or counterclaim of any obligor under any Loan Agreement or Mortgage;

(v) To the best of GMACM's knowledge, there is no delinquent recording or other tax or fee or assessment lien against any related Mortgaged Property;

(vi) To the best of GMACM's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property;

(vii) To the best of GMACM's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be liens prior or equal to, or subordinate with, the lien of the related Mortgage, except liens which are fully insured against by the title insurance policy referred to in clause (xi);

(viii) As of the Cut-Off Date or related Subsequent Cut-Off Date, no Mortgage Loan was 30 days or more delinquent in payment of principal or interest;

(ix) With respect to the GMACM Initial Mortgage Loans or, as applicable, any Subsequent Mortgage Loans sold by GMACM, the related Mortgage File contains or will contain, in accordance with Section 2.1(e), each of the documents and instruments specified to be included therein;

(x) To the best of the GMACM's knowledge, the related Loan Agreement and the related Mortgage at the time it was made complied in all material respects with applicable local, state and federal laws;

(xi) A title search or other assurance of title customary in the relevant jurisdiction was obtained with respect to each Mortgage Loan;

(xii) None of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not permanently attached to its foundation;

(xiii) As of the Cut-Off Date, (a) no more than approximately 26.09% and 22.44% of the Initial HELOCs in Loan Group I, by Cut-Off Date Principal Balance, are secured by Mortgaged Properties located in Michigan and California, respectively, (b) no more than approximately 30.01% and 7.47% of the Initial HELs in Loan Group I, by Cut-Off Date Principal Balance, are secured by Mortgaged Properties located in California and New York, and (c) no more than approximately 37.02% and 6.88% of the Initial HELs in Loan Group II, by Cut-Off Date Principal Balance, are secured by Mortgaged Properties located in California and Massachusetts. No more than approximately 6.10% of the Initial HELOCs in Loan Group I, 6.53% of the Initial HELs in Loan Group I and approximately 6.10% of the Initial HELs in Loan Group II, by Cut-Off Date Principal Balance, are secured by Mortgaged Properties located in planned unit developments;

(xiv) As of the Cut-Off Date or Subsequent Cut-Off Date, the Combined Loan-to-Value Ratio for each Mortgage Loan in Loan Group I was not in excess of 100.00% and the Combined Loan-to-Value Ratio for each Mortgage Loan in Loan Group II was not in excess of 76.29%;

(xv) GMACM has not transferred the GMACM Initial Mortgage Loans to the Purchaser or any Subsequent Mortgage Loans to the Issuer with any intent to hinder, delay or defraud any of its creditors;

(xvi) As of the Cut-Off Date, no more than approximately 70% of the Initial Mortgage Loans, by Cut-Off Date Principal Balance, are secured by Mortgaged Properties which may have been appraised using the statistical property evaluation method of Solimar.net;

(xvii) The minimum monthly payment with respect to any Mortgage Loan is not less than the interest accrued at the applicable Loan Rate on the average daily Principal Balance during the interest period relating to the date on which such minimum monthly payment is due;

(xviii) Within a loan type, and except as required by applicable law, each Loan Agreement and each Mortgage is an enforceable obligation of the related Mortgagor;

(xix) To the best knowledge of GMACM, the physical property subject to each Mortgage is free of material damage and is in acceptable repair;

(xx) GMACM has not received a notice of default of any senior mortgage loan related to a Mortgaged Property which has not been cured by a party other than the Servicer;

(xxi) Each of the HELOCs has a substantially similar definition of the prime rate as the Index applicable to the related Loan Rate;

(xxii)  None of the Mortgage Loans is a reverse mortgage loan;

(xxiii) No Initial HELOC has an original term to maturity in excess of 300 months. Interest rate adjustments for HELOCs prior to the Cut-Off Date or Subsequent Cut-Off Date were made in compliance with the related Mortgage and Loan Agreement. Over the term of any HELOC, the Loan Rate may not exceed the related Maximum Loan Rate, if any;

(xxiv) As of the Cut-Off Date, the Initial HELOCs in Loan Group I have Maximum Loan Rates which range between 11.99% and 19.25%. The current Gross Margins for the Initial HELOCs in Loan Group I range between 0.00% and 5.13%, and the weighted average Gross Margin for the Initial HELOCs in Loan Group I is approximately 1.225% as of the Cut-Off Date. As of the Cut-Off Date, the Loan Rates on the (a) Initial HELOCs in Loan Group I range between 7.000% (not including teaser rates) and 12.125%, (b) the Initial HELs in Loan Group I range between 5.990% and 13.625%, (c) the Initial HELs in Loan Group II range between 5.990% and 14.990%, (d) the weighted average Loan Rate is approximately (i) 8.225% (not including teaser rates) for the Initial HELOCs in Loan Group I, (ii) 8.913% for the Initial HELs in Loan Group I, and (iii) 8.8981% for the Initial HELs in Loan Group II. The weighted average remaining term to scheduled maturity of the Initial Mortgage Loans on a contractual basis as of the Cut-Off Date is approximately 166 months for the Initial HELOCs in Loan Group I, 217 months for the Initial HELs in Loan Group I and 220 months for the Initial HELs in Loan Group II;

(xxv) (A) Each Mortgaged Property consists of a single parcel of real property with a single family or two- to four-family residence erected thereon, or an individual condominium unit, planned unit development unit; townhouse (B)
(1)With respect to the Initial HELOCs in Loan Group I, (a) approximately 12.90% (by Cut-Off Date Principal Balance) are secured by real property improved by individual condominium units and planned development units, (b) approximately 86.24% (by Cut-Off Date Principal Balance) are secured by real property with a single family residence erected thereon, (c) approximately 0.84% (by Cut-Off Date Principal Balance) are secured by real property with a two- to four-family residence erected thereon and (d) 0.01% are secured by real property improved by manufactured housing, (2) With respect to the Initial HELs in Loan Group I, (a) approximately 16.78% (by Cut-Off Date Principal Balance) are secured by real property improved by individual condominium units and planned development units,
(b) approximately 81.59% (by Cut-Off Date Principal Balance) are secured by real property with a single family residence erected thereon, (c) approximately 1.63% (by Cut-Off Date Principal Balance) are secured by real property with a two- to four-family residence erected thereon and (d) none are secured by real property improved by manufactured housing and (3) With respect to the Initial HELs in Loan Group II, (a) approximately 10.839% (by Cut-Off Date Principal Balance) are secured by real property improved by individual condominium units and planned development units, (b) approximately 87.88% (by Cut-Off Date Principal Balance) are secured by real property with a single family residence erected thereon, (c) approximately 1.24% (by Cut-Off Date Principal Balance) are secured by real property with a two- to four-family residence erected thereon, (d) approximately 0.04% (by Cut-Off Date Principal Balance) are secured by a townhouse erected thereon and (e) none are secured by real property improved by manufactured housing;

(xxvi) As of the Cut-Off Date, (A) the Credit Limits on the Initial HELOCs in Loan Group I range between approximately $8,200.00 and $852,000.00 with an average of $53,754.30, and (B) no Initial Mortgage Loan had a principal balance in excess of $750,552.49;

(xxvii) No more than approximately 92.23% of the Initial Mortgage Loans in Loan Group I, by aggregate Principal Balance as of the Cut-Off Date, are secured by second liens and no more than 93.17% of the Initial Mortgage Loans in Loan Group II, by aggregate Principal Balance as of the Cut-Off Date, are secured by second liens;

(xxviii) A policy of hazard insurance and flood insurance, if applicable, was required from the Mortgagor for the Mortgage Loan when the Mortgage Loan was originated;

(xxix) Other than with respect to a payment default, there is no material default, breach, violation or event of acceleration existing under the terms of any Loan Agreement or Mortgage and, to the best of GMACM's knowledge, no event which, with notice and expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the terms of any Loan Agreement or Mortgage, and no such material default, breach, violation or event of acceleration has been waived by GMACM involved in originating or servicing the related Mortgage Loan;

(xxx) No instrument of release or waiver has been executed by GMACM or, to the best knowledge of GMACM, by any other person, in connection with the Mortgage Loans, and no Mortgagor has been released by GMACM or, to the best knowledge of GMACM, by any other person, in whole or in part from its obligations in connection therewith;

(xxxi) With respect to each Mortgage Loan secured by a second lien, either (a) no consent for such Mortgage Loan was required by the holder or holders of the related prior lien, (b) such consent has been obtained and is contained in the related Mortgage File or (c) no consent for such Mortgage Loan was required by relevant law;

(xxxii) With respect to each Mortgage Loan, to the extent permitted by applicable law, the related Mortgage contains a customary provision for the acceleration of the payment of the unpaid Principal Balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

(xxxiii) No proceeds from any Mortgage Loan in Sub-Group I(A) and Sub-Group II(A) were used to finance single-premium credit insurance policies;

(xxxiv) No Mortgage Loan in Sub-Group I(A) and Sub-Group II(A) provides for a prepayment premium for a period in excess of five years after the origination date;

(xxxv) None of the Mortgage Loans are "high cost loans", subject to the Home Ownership and Equity Protection Act of 1994;

(xxxvi) Each Mortgage Loan in Loan Group II constitutes a "qualified mortgage" under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1); and

(xxxvii) GMACM used no selection procedures that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans originated or acquired by GMACM under the GMACM Home Equity Program. The Mortgage Loans are representative of GMACM's portfolio of fixed rate and adjustable rate mortgage loans that were originated under the GMACM Home Equity Program.

               With respect to this Section 3.1(b), representations made by GMACM with respect to the WG Trust 2000 Initial Mortgage Loans and the WG Trust 2001 Initial Mortgage Loans, as applicable, made as of the Cut-Off Date or the Closing Date or with respect to the Subsequent Mortgage Loans sold by WG Trust 2000 or WG Trust 2001, as applicable, and made as of the Subsequent Cut-Off Date or the Subsequent Transfer Date, are made by GMACM in its capacity as Servicer. Representations made by GMACM with respect to the WG Trust 2000 Initial Mortgage Loans, the WG Trust 2001 Initial Mortgage Loans or the Subsequent Mortgage Loans sold by either WG Trust 2000 or WG Trust 2001, as applicable, and made as of any other date, are made by GMACM in its capacity as Seller.

(c) WG Trust 2000 Representations and Warranties. WG Trust 2000 represents and warrants to the Purchaser, as of the Closing Date and as of each Subsequent Transfer Date:

               (i)    As to WG Trust 2000:

(i) WG Trust 2000 is a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

(ii) WG Trust 2000 has the power and authority to make, execute, deliver and perform its obligations under this Agreement and each Subsequent Transfer Agreement to which it is a party and all of the transactions contemplated under this Agreement and each such Subsequent Transfer Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and each such Subsequent Transfer Agreement;

(iii) WG Trust 2000 is not required to obtain the consent of any other Person or any consents, licenses, approvals or authorizations from, or registrations or declarations with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any Subsequent Transfer Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be;

(iv) The execution and delivery of this Agreement and any Subsequent Transfer Agreement by WG Trust 2000 and its performance and compliance with the terms of this Agreement and each such Subsequent Transfer Agreement will not violate WG Trust 2000's organizational documents or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which WG Trust 2000 is a party or which may be applicable to WG Trust 2000 or any of its assets;

(v) No litigation before any court, tribunal or governmental body is currently pending, or to the knowledge of WG Trust 2000 threatened, against WG Trust 2000 or with respect to this Agreement or any Subsequent Transfer Agreement that in the opinion of WG Trust 2000 has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement or any Subsequent Transfer Agreement;

(vi) This Agreement and each Subsequent Transfer Agreement to which it is a party constitutes a legal, valid and binding obligation of WG Trust 2000, enforceable against WG Trust 2000 in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

(vii) This Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of WG Trust 2000 in and to the WG Trust 2000 Initial Mortgage Loans, including the Cut-Off Date Principal Balances with respect to the WG Trust 2000 Initial Mortgage Loans, all Additional Balances thereafter arising, all monies due or to become due with respect thereto, and all proceeds of such Cut-Off Date Principal Balances with respect to the WG Trust 2000 Initial Mortgage Loans; and this Agreement and the related Subsequent Transfer Agreement, when executed, will constitute a valid transfer and assignment to the Issuer of all right, title and interest of WG Trust 2000 in and to the related Subsequent Mortgage Loans, including the Cut-Off Date Principal Balances existing on the related Subsequent Cut-Off Date and all Additional Balances thereafter arising, all monies due or to become due with respect thereto, and all proceeds thereof and such funds as are from time to time deposited in the Custodial Account (excluding any investment earnings thereon) as assets of the Trust and all other property specified in the definition of "Trust" as being part of the corpus of the Trust conveyed to the Purchaser by WG Trust 2000; and

(viii) WG Trust 2000 is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of WG Trust 2000 or its properties or might have consequences that would materially adversely affect its performance hereunder.

               (ii)   As to the WG Trust 2000 Initial Mortgage Loans:

(i) With respect to the WG Trust 2000 Initial Mortgage Loans or, as applicable, any Subsequent Mortgage Loans sold by WG Trust 2000: (A) The related Loan Agreement and the Mortgage have not been assigned or pledged, except for any assignment or pledge that has been satisfied and released, (B) immediately prior to the assignment of the Mortgage Loans to the Purchaser (or to the Issuer in the case of Subsequent Mortgage Loans sold by Walnut Grove 2000), WG Trust 2000 had good title thereto and (C) WG Trust 2000 is the sole owner and holder of the Mortgage Loan free and clear of any and all liens, encumbrances, pledges, or security interests (other than, with respect to any Mortgage Loan in a second lien position, the lien of the related first mortgage) of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans to sell and assign the same pursuant to this Agreement;

(ii) For each WG Trust 2000 Initial Mortgage Loan or, as applicable, any Subsequent Mortgage Loans sold by WG Trust 2000, the related Mortgage File contains or will contain, in accordance with Section 2.1(e), each of the documents and instruments specified to be included therein;

(iii) WG Trust 2000 has not transferred the WG Trust 2000 Initial Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors; and

(iv) No instrument of release or waiver has been executed by WG Trust 2000 in connection with the WG Trust 2000 Initial Mortgage Loans, and no Mortgagor has been released by WG Trust 2000, in whole or in part, from its obligations in connection therewith.

(d) WG Trust 2001 Representations and Warranties. WG Trust 2001 represents and warrants to the Purchaser, as of the Closing Date and as of each Subsequent Transfer Date:

               (i)    As to WG Trust 2001:

(i) WG Trust 2001 is a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

(ii) WG Trust 2001 has the power and authority to make, execute, deliver and perform its obligations under this Agreement and each Subsequent Transfer Agreement to which it is a party and all of the transactions contemplated under this Agreement and each such Subsequent Transfer Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and each such Subsequent Transfer Agreement;

(iii) WG Trust 2001 is not required to obtain the consent of any other Person or any consents, licenses, approvals or authorizations from, or registrations or declarations with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any Subsequent Transfer Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be;

(iv) The execution and delivery of this Agreement and any Subsequent Transfer Agreement by WG Trust 2001 and its performance and compliance with the terms of this Agreement and each such Subsequent Transfer Agreement will not violate WG Trust 2001's organizational documents or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which WG Trust 2001 is a party or which may be applicable to WG Trust 2001 or any of its assets;

(v) No litigation before any court, tribunal or governmental body is currently pending, or to the knowledge of WG Trust 2001 threatened, against WG Trust 2001 or with respect to this Agreement or any Subsequent Transfer Agreement that in the opinion of WG Trust 2001 has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement or any Subsequent Transfer Agreement;

(vi) This Agreement and each Subsequent Transfer Agreement to which it is a party constitutes a legal, valid and binding obligation of WG Trust 2001, enforceable against WG Trust 2001 in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

(vii) This Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of WG Trust 2001 in and to the WG Trust Initial Mortgage Loans, including the Cut-Off Date Principal Balances with respect to the WG Trust Initial Mortgage Loans, all Additional Balances thereafter arising, all monies due or to become due with respect thereto, and all proceeds of such Cut-Off Date Principal Balances with respect to the WG Trust Initial Mortgage Loans; and this Agreement and the related Subsequent Transfer Agreement, when executed, will constitute a valid transfer and assignment to the Issuer of all right, title and interest of WG Trust 2001 in and to the related Subsequent Mortgage Loans, including the Cut-Off Date Principal Balances existing on the related Subsequent Cut-Off Date and all Additional Balances thereafter arising, all monies due or to become due with respect thereto, and all proceeds thereof and such funds as are from time to time deposited in the Custodial Account (excluding any investment earnings thereon) as assets of the Trust and all other property specified in the definition of "Trust" as being part of the corpus of the Trust conveyed to the Purchaser by WG Trust 2001; and

(viii) WG Trust 2001 is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of WG Trust 2001 or its properties or might have consequences that would materially adversely affect its performance hereunder.

               (ii)   As to the WG Trust 2001 Initial Mortgage Loans:

(i) With respect to the WG Trust 2001 Initial Mortgage Loans or, as applicable, any Subsequent Mortgage Loans sold by WG Trust 2001: (A) The related Loan Agreement and the Mortgage have not been assigned or pledged, except for any assignment or pledge that has been satisfied and released, (B) immediately prior to the assignment of the Mortgage Loans to the Purchaser (or to the Issuer in the case of the Subsequent Mortgage Loans sold by WG Trust 2001), WG Trust 2001

Mortgage Loan free and clear of any and all liens, encumbrances, pledges, or security interests (other than, with respect to any Mortgage Loan in a second lien position, the lien of the related first mortgage) of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans to sell and assign the same pursuant to this Agreement;

(ii) For each WG Trust 2001 Initial Mortgage Loan or, as applicable, any Subsequent Mortgage Loans sold by WG Trust 2001, the related Mortgage File contains or will contain, in accordance with Section 2.1(e), each of the documents and instruments specified to be included therein;

(iii) WG Trust 2001 has not transferred the WG Trust 2001 Initial Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors; and

(iv) No instrument of release or waiver has been executed by WG Trust 2001 in connection with the WG Trust 2001 Initial Mortgage Loans, and no Mortgagor has been released by WG Trust 2001, in whole or in part, from its obligations in connection therewith.

(e) Upon discovery by any of the Sellers or GMACM or upon notice from the Purchaser, the Enhancer, the Issuer, the Owner Trustee, the Indenture Trustee or the Custodian, as applicable, of a breach of such Seller's or GMACM's respective representations or warranties in paragraphs (a), (c)(i), or (d)(i) above that materially and adversely affects the interests of the Securityholders or the Enhancer, as applicable, in any Mortgage Loan, GMACM, WG Trust 2000 or WG Trust 2001, as applicable, shall, within 90 days of its discovery or its receipt of notice of such breach, either (i) cure such breach in all material respects or
(ii) to the extent that such breach is with respect to a Mortgage Loan or a Related Document, either (A) repurchase such Mortgage Loan from the Issuer at the Repurchase Price, or (B) substitute one or more Eligible Substitute Loans for such Mortgage Loan, in each case in the manner and subject to the conditions and limitations set forth below.

        Upon discovery by any of the Sellers or GMACM or upon notice from the Purchaser, the Enhancer, the Issuer, GMACM, the Owner Trustee, the Indenture Trustee or the Custodian, as applicable, of a breach of a Seller's or GMACM's representations or warranties in paragraphs (b), (c)(ii) or (d)(ii) above, with respect to any Mortgage Loan, or upon the occurrence of a Repurchase Event, that materially and adversely affects the interests of the Securityholders, the Enhancer or the Purchaser in such Mortgage Loan (notice of which shall be given to the Purchaser by the respective Seller or GMACM, if it discovers the same), notwithstanding such Seller's or GMACM's lack of knowledge with respect to the substance of such representation and warranty, such Seller or GMACM, as the case may be, shall, within 90 days after the earlier of its discovery or receipt of notice thereof or, if such breach has the effect of making a Mortgage Loan in Loan Group II fail to be a "qualified mortgage" within the meaning of Section 860G of the Internal Revenue Code, within 90 days after the discovery thereof by either such Seller, the Servicer, the Enhancer, the Issuer, the Owner Trustee, the Indenture Trustee or the Purchaser, either cure such breach or Repurchase Event in all material respects or either (i) repurchase such Mortgage Loan from the Issuer at the Repurchase Price, or (ii) substitute one or more Eligible

Substitute Loans for such Mortgage Loan, in each case in the manner and subject to the conditions set forth below, provided that with respect to a Mortgage Loan in Loan Group II, the Seller or GMACM shall have the option to substitute an Eligible Substitute Loan or Loans for such Mortgage Loan in Loan Group II, only if such substitution occurs within two years following the Closing Date. The Repurchase Price for any such Mortgage Loan repurchased by such Seller or GMACM shall be deposited or caused to be deposited by the Servicer into the Custodial Account. Any purchase of a Mortgage Loan due to a Repurchase Event shall be the obligation of GMACM.

        In furtherance of the foregoing, if GMACM or the Seller that repurchases or substitutes a Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, GMACM, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to GMACM or the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations.

        In the event that any of the Sellers elects to substitute an Eligible Substitute Loan or Loans for a Deleted Loan pursuant to this Section 3.1, such Seller shall deliver to the Custodian on behalf of the Issuer, with respect to such Eligible Substitute Loan or Loans, the original Loan Agreement and all other documents and agreements as are required by Section 2.1(e), with the Loan Agreement endorsed as required by Section 2.1(e). No substitution will be made in any calendar month after the Determination Date for such month. Minimum Monthly Payments due with respect to Eligible Substitute Loans in the month of substitution shall not be part of the Trust Estate and will be retained by the Servicer and remitted by the Servicer to such Seller on the next succeeding Payment Date, provided that a payment at least equal to the applicable Minimum Monthly Payment for such month in respect of the Deleted Loan has been received by the Issuer. For the month of substitution, distributions to the Note Payment Account pursuant to the Servicing Agreement will include the Minimum Monthly Payment due on a Deleted Loan for such month and thereafter such Seller shall be entitled to retain all amounts received in respect of such Deleted Loan. The Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Deleted Loan and the substitution of the Eligible Substitute Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Owner Trustee, the Indenture Trustee and the Enhancer. Upon such substitution, the Eligible Substitute Loan or Loans shall be subject to the terms of this Agreement and the Servicing Agreement in all respects, GMACM shall be deemed to have made the representations and warranties with respect to the Eligible Substitute Loan contained herein set forth in Section 3.1(b) (other than clauses (xiii), (xiv), (xxiv), (xxv) and (xxvii) thereof); if the Seller is WG Trust 2000, WG Trust 2000 shall be deemed to have made the representations and warranties set forth in Section 3.1(c)(ii); and if the Seller is WG Trust 2001, WG Trust 2001 shall be deemed to have made the representations and warranties set forth in Section 3.1(d)(ii); in each case, as of the date of substitution, and the related Seller shall be deemed to have made a representation and warranty that each Mortgage Loan so substituted is an Eligible Substitute Loan as of the date of substitution. In addition, GMACM shall be obligated to repurchase or substitute for any Eligible Substitute Loan as to which a Repurchase Event has occurred as provided herein. In connection with the substitution of one or more Eligible Substitute Loans for one or more Deleted Loans, the Servicer shall determine the amount (such amount, a "Substitution Adjustment Amount"), if any, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Loans (after application of the principal portion of the Minimum Monthly Payments due in the month of substitution that are to be distributed to the Note Payment Account in the month of substitution). Such Seller shall deposit the amount of such shortfall into the Custodial Account on the date of substitution, without any reimbursement therefor.

        Upon receipt by the Indenture Trustee on behalf of the Issuer and the Custodian of written notification, signed by a Servicing Officer, of the deposit of such Repurchase Price or of such substitution of an Eligible Substitute Loan (together with the complete related Mortgage File) and deposit of any applicable Substitution Adjustment Amount as provided above, the Custodian, on behalf of the Indenture Trustee, shall release to such Seller or GMACM, as the case may be, the related Mortgage File for the Mortgage Loan being repurchased or substituted for and the Indenture Trustee on behalf of the Issuer shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, as shall be necessary to vest in such Seller or GMACM, as the case may be, or its respective designee such Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be an asset of the Issuer.

        It is understood and agreed that the obligation of each Seller and GMACM to cure any breach, or to repurchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing, shall constitute the sole remedy respecting such breach available to the Purchaser, the Issuer, the Certificateholders (or the Owner Trustee on behalf of the Certificateholders) and the Noteholders (or the Indenture Trustee on behalf of the Noteholders) against such Seller and GMACM.

        It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the respective Mortgage Files to the Issuer or the Custodian.

                                   ARTICLE IV

                               SELLERS' COVENANTS

Section 4.1 Covenants of the Sellers. Each Seller hereby covenants that, except for the transfer hereunder and as of any Subsequent Transfer Date, it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on any Mortgage Loan, or any interest therein, except with respect to any Excluded Amount. Each Seller shall notify the Issuer (in the case of the Initial Mortgage Loans, as assignee of the Purchaser), of the existence of any Lien (other than as provided above) on any Mortgage Loan immediately upon discovery thereof; and each Seller shall defend the right, title and interest of the Issuer (in the case of the Initial Mortgage Loans, as assignee of the Purchaser) in, to and under the Mortgage Loans against all claims of third parties claiming through or under such Seller; provided, however, that nothing in this Section 4.1 shall be deemed to apply to any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if any of the Sellers shall currently be contesting the validity thereof in good faith by appropriate Proceedings.

ARTICLE V

                                    SERVICING

Section 5.1 Servicing. GMACM shall service the Mortgage Loans pursuant to the terms and conditions of the Servicing Agreement and the Program Guide and shall service the Mortgage Loans directly or through one or more sub-servicers in accordance therewith.

                                   ARTICLE VI

                         INDEMNIFICATION BY THE SELLERS
                       WITH RESPECT TO THE MORTGAGE LOANS

Section 6.1 Limitation on Liability of the Sellers. None of the directors, officers, employees or agents of either GMACM, WG Trust 2000 or WG Trust 2001 shall be under any liability to the Purchaser or the Issuer, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and any Subsequent Transfer Agreement. Except as and to the extent expressly provided in the Servicing Agreement, GMACM, WG Trust 2000 and WG Trust 2001 shall not be under any liability to the Issuer, the Owner Trustee, the Indenture Trustee or the Securityholders. GMACM, WG Trust 2000, WG Trust 2001 and any director, officer, employee or agent of GMACM, WG Trust 2000 or WG Trust 2001 may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                                  ARTICLE VII

                                   TERMINATION

Section 7.1 Termination. The obligations and responsibilities of the parties hereto shall terminate upon the termination of the Trust Agreement.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

Section 8.1 Amendment. This Agreement may be amended from time to time by the parties hereto by written agreement with the prior written consent of the Enhancer (which consent shall not be unreasonably withheld), provided that the Servicer, the Indenture Trustee and the Enhancer shall have received an Opinion of Counsel to the effect that such amendment will not result in an Adverse REMIC Event.

Section 8.2 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.3 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

(i)     if to the GMACM:

                          GMAC Mortgage Corporation
                          100 Witmer Road
                          Horsham, Pennsylvania  10944
                          Attention: Barry Bier, Senior Vice President
                          Re: GMACM Home Equity Loan Trust 2001-HE2;

(ii)    if to WG Trust 2000:

                       Walnut Grove Home Equity Loan Trust
                              2000-A
                          c/o Wilmington Trust Company
                          1100 North Market Street
                          Wilmington, Delaware 19890
                          Attention: Walnut Grove Home Equity Loan
                                Trust 2000-A
                          Re:GMACM Home Equity Loan Trust 2001-HE2;

(iii)   if to WG Trust 2001:

                          Walnut Grove Mortgage Loan Trust
                              2001-A
                          c/o Wilmington Trust Company
                          1100 North Market Street
                          Wilmington, Delaware 19890
                          Attention: Walnut Grove Mortgage Loan
                             Trust 2001-A
                          Re: GMACM Home Equity Loan Trust 2001-HE2

(iv)    if to the Purchaser:

                          Residential Asset Mortgage Products, Inc.
                          8400 Normandale Lake Boulevard
                          Minneapolis, Minnesota 55437
                          Attention:President
                          Re: GMACM Home Equity Loan Trust 2001-HE2;

(v)     if to the Indenture Trustee:

                          Bank One, National Association
                          1 Bank One Plaza, Suite IL1-0126
                          Chicago, Illinois 60670-0126
                          Attention:  GMACM Home Equity Loan Trust 2001-HE2;

(vi)    if to the Issuer:

                          c/o Wilmington Trust Company, as Owner Trustee Rodney Square North
                          1100 North Market Street
                          Wilmington, Delaware 19890-0001
                          Telecopier:  212-312-3215
                          Re:  GMACM Home Equity Loan Trust 2001-HE2; or

(vii)   if to the Enhancer:

                          Financial Guaranty Insurance Company
                          115 Broadway
                          New York, New York 10006
                          Attention:Research and Risk Management
                          Telecopier:  212-312-3215
                          Re:  GMACM Home Equity Loan Trust 2001-HE2;

or, with respect to any of the foregoing Persons, at such other address as may hereafter be furnished to the other foregoing Persons in writing.

Section 8.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

Section 8.5 Relationship of Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture among the parties hereto, and the services of the GMACM shall be rendered as an independent contractor and not as agent for the Purchaser.

Section 8.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

Section 8.7 Further Agreements. The parties hereto each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 8.8 Intention of the Parties. It is the intention of the parties hereto that the Purchaser will be purchasing on the Closing Date, and the Sellers will be selling on the Closing Date, the Initial Mortgage Loans, rather than the Purchaser providing a loan to the Sellers secured by the Initial Mortgage Loans on the Closing Date; and that the Issuer will be purchasing on each Subsequent Transfer Date, and the Sellers will be selling on each Subsequent Transfer Date, the related Subsequent Mortgage Loans, rather than the Issuer providing a loan to the Sellers secured by the related Subsequent Mortgage Loans on each Subsequent Transfer Date. Accordingly, the parties hereto each intend to treat this transaction for federal income tax purposes as (i) a sale by the Sellers, and a purchase by the Purchaser, of the Initial Mortgage Loans on the Closing

Date and (ii) a sale by the Sellers, and a purchase by the Issuer, of the related Subsequent Mortgage Loans on each Subsequent Transfer Date. The Purchaser and the Issuer shall each have the right to review the Mortgage Loans and the Related Documents to determine the characteristics of the Mortgage Loans which will affect the federal income tax consequences of owning the Mortgage Loans, and each Seller shall cooperate with all reasonable requests made by the Purchaser or the Issuer in the course of such review.

Section 8.9    Successors and Assigns; Assignment of this Agreement.

(a) This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns. The obligations of each Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Enhancer and the Purchaser (and the Issuer with respect to the transfer of any Subsequent Mortgage Loans), which consent shall be at the Purchaser's sole discretion (and the Issuer's sole discretion with respect to the transfer of any Subsequent Mortgage Loans); provided, that each Seller may assign its obligations hereunder to any Affiliate of such Seller, to any Person succeeding to the business of such Seller, to any Person into which such Seller is merged and to any Person resulting from any merger, conversion or consolidation to which such Seller is a party. The parties hereto acknowledge that (i) the Purchaser is acquiring the Initial Mortgage Loans for the purpose of contributing them to the GMACM Home Equity Loan Trust 2001-HE2 and (ii) the Issuer is acquiring the Subsequent Mortgage Loans for the purpose of pledging the Subsequent Mortgage Loans to the Indenture Trustee for the benefit of the Noteholders and the Enhancer.

(b) As an inducement to the Purchaser and the Issuer to purchase the Initial Mortgage Loans and to the Issuer to purchase any Subsequent Mortgage Loans, each Seller acknowledges and consents to (i) the assignment by the Purchaser to the Issuer of all of the Purchaser's rights against each Seller pursuant to this Agreement insofar as such rights relate to the Initial Mortgage Loans transferred to the Issuer and to the enforcement or exercise of any right or remedy against any of the Sellers pursuant to this Agreement by the Issuer, (ii) the enforcement or exercise of any right or remedy against any of the Sellers pursuant to this Agreement by or on behalf of the Issuer and (iii) the Issuer's pledge of its interest in this Agreement to the Indenture Trustee and the enforcement by the Indenture Trustee of any such right or remedy against any of the Sellers following an Event of Default under the Indenture. Such enforcement of a right or remedy by the Issuer, the Owner Trustee, the Enhancer or the Indenture Trustee, as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser or the Issuer directly.

Section 8.10 Survival. The representations and warranties made herein by each Seller and the provisions of Article VI hereof shall survive the purchase of the Initial Mortgage Loans hereunder and any transfer of Subsequent Mortgage Loans pursuant to this Agreement and the related Subsequent Transfer Agreement.

Section 8.11 Third Party Beneficiary. The Enhancer shall be a third party beneficiary hereof and shall be entitled to enforce the provisions of this Agreement as if a party hereto.

        IN WITNESS WHEREOF, the parties hereto have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.


                                 RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as
                                     Purchaser



                                 By:
                                     ---------------------------------------
                                     Name:
                                     Title:



                                 GMAC MORTGAGE CORPORATION,
                                    as Seller and Servicer



                                 By:
                                     ---------------------------------------
                                     Name:
                                     Title:



                                 WALNUT GROVE HOME EQUITY LOAN TRUST 2000-A, as
                          Seller

                                 By: WILMINGTON TRUST COMPANY,
                                             not in its individual capacity but
                         solely as
                                             Owner Trustee



                                 By:
                                     ---------------------------------------
                                     Name:
                                     Title:

                          WALNUT GROVE MORTGAGE LOAN
                          TRUST 2001-A, as Seller

                          By: WILMINGTON TRUST COMPANY,
                                      not in its individual capacity but
                                      solely as
                                      Owner Trustee



                          By:
                              ---------------------------------------
                              Name:
                              Title:



                          GMACM HOME EQUITY LOAN TRUST 2001-HE2, as Issuer

                          By: WILMINGTON TRUST COMPANY,
                                 not in its individual capacity but solely
                                 as
                                 Owner Trustee



                          By:
                              ---------------------------------------
                              Name:
                              Title:



                         BANK ONE, NATIONAL ASSOCIATION, as Indenture
                             Trustee


                         By:
                             ---------------------------------------
                             Name:
                             Title:

                                  EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT 2

                      FORM OF SUBSEQUENT TRANSFER AGREEMENT

        Pursuant to this Subsequent Transfer Agreement No. (the "Agreement"), dated as of , , between [_________], as seller (the "Seller"), and GMACM Home Equity Loan Trust 2001-HE2, as issuer (the "Issuer"), and pursuant to the mortgage loan purchase agreement dated as of June 28, 2001 (the "Mortgage Loan Purchase Agreement"), among GMAC Mortgage Corporation, as a seller and servicer, Walnut Grove Home Equity Loan Trust 2000-A, as a seller, Walnut Grove Mortgage Loan Trust 2001-A, as a Seller, Residential Asset Mortgage Products, Inc., as purchaser (the "Purchaser"), the Issuer and Bank One, National Association, as indenture trustee (the "Indenture Trustee"), the Seller and the Issuer agree to the sale by the Seller and the purchase by the Issuer of the mortgage loans listed on the attached Schedule of Subsequent Mortgage Loans (the "Subsequent Mortgage Loans").

        Capitalized terms used and not defined herein have their respective meanings as set forth in Appendix A to the indenture dated as of June 28, 2001, between the Issuer and the Indenture Trustee, which meanings are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

        Section 1.    Sale of Subsequent Mortgage Loans.

        (a) The Seller does hereby sell, transfer, assign, set over and convey to the Issuer, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans (including the Subsequent Cut-Off Date Principal Balance now existing and all Additional Balances thereafter arising to and including the date immediately preceding the commencement of the Rapid Amortization Period), all principal received and interest thereon on and after the Subsequent Cut-Off Date, all monies due or to become due thereon and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to
Section 2.2 of the Mortgage Loan Purchase Agreement; provided, however, that the Seller reserves and retains all right, title and interest in and to principal received and interest accruing on the Subsequent Mortgage Loans prior to the Subsequent Cut-Off Date. The Seller, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Indenture Trustee each item set forth in Section 2.2 of the Mortgage Loan Purchase Agreement.

        The transfer to the Issuer by the Seller of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the parties hereto to constitute a sale by the Seller to the Issuer on the Subsequent Transfer Date of all the Seller's right, title and interest in and to the Subsequent Mortgage Loans, and other property as and to the extent described above, and the Issuer hereby acknowledges such transfer. In the event the transactions set forth herein shall be deemed not to be a sale, the Seller hereby grants to the Issuer as of the Subsequent Transfer Date a security interest in all of the Seller's right, title and interest in, to and under all accounts, chattel papers, general intangibles, contract rights, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, advices of credit, investment property, goods and other property consisting of, arising under or related to the Subsequent Mortgage Loans, and such other property, to secure all of the Issuer's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Delaware and the Commonwealth of Pennsylvania (which shall be submitted for filing as of the Subsequent Transfer Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to perfect and protect the Issuer's interests in each Subsequent Mortgage Loan and the proceeds thereof.

        (b) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Agreement and the Mortgage Loan Purchase Agreement shall be borne by the Seller.

     (c) Additional terms of the sale are set forth on Attachment A hereto.

        Section 2.    Representations and Warranties; Conditions Precedent.

        (a) The Seller hereby affirms the representations and warranties made by it and set forth in Section 3.1 of the Mortgage Loan Purchase Agreement that relate to the Seller or the Subsequent Mortgage Loans as of the date hereof. The Seller hereby confirms that each of the conditions set forth in Section 2.2(b) of the Mortgage Loan Purchase Agreement are satisfied as of the date hereof and further represents and warrants that each Subsequent Mortgage Loan complies with the requirements of this Agreement and Section 2.2(c) of the Mortgage Loan Purchase Agreement. GMACM, as Servicer of the Subsequent Mortgage Loans hereby affirms the representations and warranties made by it regarding the Subsequent Mortgage Loans as set forth in Section 3.1 of the Mortgage Loan Purchase Agreement.

        (b) The Seller is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Instrument or by the performance of its obligations hereunder nor is it aware of any pending insolvency; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Seller prior to the date hereof.

        (c) All terms and conditions of the Mortgage Loan Purchase Agreement relating to the Subsequent Mortgage Loans are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Agreement shall control over the conflicting provisions of the Mortgage Loan Purchase Agreement.

        Section 3. Recordation of Instrument. To the extent permitted by applicable law or a memorandum thereof if permitted under applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the related Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Noteholders' expense on direction of the Majority Noteholders or the Enhancer, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or the Enhancer or is necessary for the administration or servicing of the Subsequent Mortgage Loans.

        Section 4. GOVERNING LAW. THIS INSTRUMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 5. Counterparts. This Instrument may be executed in counterparts, each of which, when so executed, shall be deemed to be an original and together shall constitute one and the same instrument.

     Section 6. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Seller and the Issuer and their respective successors and assigns.


                            [--------------------------------],
                               as Seller



                            By:
                                -------------------------------
                                Name:
                                Title:


                            GMACM HOME EQUITY LOAN TRUST 2001-HE2, as Issuer

                            By: WILMINGTON TRUST COMPANY,
                                   not in its individual capacity but solely
                                   as
                                   Owner Trustee



                            By:
                                ------------------------------
                                Name:
                                Title:


                            GMAC MORTGAGE CORPORATION,
                               as Servicer



                            By:
                                ---------------------------------------
                                Name:
                                Title:

                                   Attachments

A.      Additional terms of sale.
B.      Schedule of Subsequent Mortgage Loans.
C.      Seller's Officer's Certificate.
D.      Seller's Officer's Certificate (confirmation of Enhancer approval).

                            GMACM HOME EQUITY LOAN TRUST 2001-HE2

                    ATTACHMENT A TO FORM OF SUBSEQUENT TRANSFER AGREEMENT

                                      ------------, ----


A.
      1.   Subsequent Cut-Off Date:
      2.   Pricing Date:
      3.   Subsequent Transfer Date:
      4.   Aggregate Principal Balance of the Subsequent Mortgage Loans as
           of the Subsequent Cut-Off Date:
      5.   Purchase Price:                                     100.00%
B.
As to all Subsequent Mortgage Loans:
      1.   Longest stated term to maturity:                               months
                                                               ----------
      2.   Minimum Loan Rate:                                             %
                                                               ----------
      3.   Maximum Loan Rate:                                             %
                                                               ----------
      4.   WAC of all Subsequent Mortgage Loans:                          %
                                                               ----------
      5.   WAM of all Subsequent Mortgage Loans:                          %
                                                               ----------
      6.   Largest Principal Balance:                          $
      7.   Non-owner occupied Mortgaged Properties:                       %
                                                               ----------
      8.   California zip code concentrations:                     % and      %
                                                               ----      ----
      9.   Condominiums:                                                  %
                                                               ----------
      10.  Single-family:                                                 %
                                                               ----------
      11.  Weighted average term since origination:                      %
                                                               ----------
      12.  Principal balance of Subsequent Mortgage Loans with respect to    $
           which the Mortgagor is an employee of GMACM or an affiliate of
           GMACM:
      13. Number of Subsequent Mortgage Loans with respect to which the Mortgagor is an employee of GMACM or an affiliate of GMACM:

                                    EXHIBIT 3

                             FORM OF ADDITION NOTICE



DATE:

Bank One, National Association                   Moody's Investors Service, Inc.
1 Bank One Plaza, Suite IL1-0126                  99 Church Street
Chicago, Illinois 60670-0126                      New York, New York 10007


Financial Guaranty Insurance Company              Fitch, Inc.
115 Broadway                                      One State Street Plaza
New York, New York 10006                          New York, New York 10004
Attention:     Research and Risk Management
Re: GMACM Home Equity Loan Trust 2001-HE2

Standard & Poor's, a division of The              Wilmington Trust Company
McGraw-Hill Companies, Inc.                       1100 North Market Street
26 Broadway                                       Wilmington, Delaware 19890
New York, New York 10004-1064



                    Re: GMACM Home Equity Loan Trust 2001-HE2

Ladies and Gentlemen:

        Pursuant to Section 2.2 of the mortgage loan purchase agreement dated as of June 28, 2001 (the "Purchase Agreement"), among GMAC Mortgage Corporation, as a Seller and Servicer, Walnut Grove Home Equity Loan Trust 2000-A, as a Seller, Walnut Grove Mortgage Loan Trust 2001-A, as a Seller, Residential Asset Mortgage Products, Inc., as Purchaser, GMACM Home Equity Loan Trust 2001-HE2, as Issuer and Bank One, National Association, as Indenture Trustee, [_________] has designated the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule attached hereto to be sold to the Issuer on , , with an aggregate Principal Balance of $ . Capitalized terms not otherwise defined herein have the meaning set forth in the Appendix A to the indenture dated as of June 28, 2001, between the Issuer and the Indenture Trustee.

        Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.


                                            Very truly yours,


                                            [----------------------------],
                                               as Seller



                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


ACKNOWLEDGED AND AGREED:

BANK ONE, NATIONAL ASSOCIATION,
    as Indenture Trustee



By:
    --------------------------------
    Name:
    Title:

                                TABLE OF CONTENTS

                                                                                            PAGE




ARTICLE I         DEFINITIONS...............................................................2

        Section 1.1 Definitions.............................................................2

        Section 1.2 Other Definitional Provisions...........................................2

ARTICLE II        SALE OF MORTGAGE LOANS AND RELATED PROVISIONS.............................3

        Section 2.1 Sale of Initial Mortgage Loans..........................................3

        Section 2.2 Sale of Subsequent Mortgage Loans.......................................8

        Section 2.3 Payment of Purchase Price..............................................11

        Section 2.4 Variable Funding Notes on or after the Closing Date....................13

        Section 2.5 Draws During Rapid Amortization Period.................................13

ARTICLE III       REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH......................14

        Section 3.1 GMACM Representations and Warranties...................................14

ARTICLE IV        SELLERS' COVENANTS.......................................................25

        Section 4.1 Covenants of the Sellers...............................................25

ARTICLE V         SERVICING................................................................26

        Section 5.1 Servicing..............................................................26

ARTICLE VI        INDEMNIFICATION BY THE SELLERS WITH RESPECT TO THE MORTGAGE LOANS........26

        Section 6.1 Limitation on Liability of the Sellers.................................26

ARTICLE VII       TERMINATION..............................................................26

        Section 7.1 Termination............................................................26

ARTICLE VIII      MISCELLANEOUS PROVISIONS.................................................26

        Section 8.1 Amendment..............................................................26

        Section 8.2 GOVERNING LAW..........................................................26

        Section 8.3 Notices................................................................27

        Section 8.4 Severability of Provisions.............................................28

        Section 8.5 Relationship of Parties................................................28

        Section 8.6 Counterparts...........................................................28

        Section 8.7 Further Agreements.....................................................28

        Section 8.8 Intention of the Parties...............................................28

        Section 8.9 Successors and Assigns; Assignment of this Agreement...................29

        Section 8.10 Survival..............................................................29



        Section 8.11 Third Party Beneficiary...............................................29

EXHIBIT 1  MORTGAGE LOAN SCHEDULE...........................................................0

EXHIBIT 2  FORM OF SUBSEQUENT TRANSFER AGREEMENT............................................1

EXHIBIT 3  FORM OF ADDITION NOTICE..........................................................1
